REAL ESTATE SECURITIES FUND




              ADVANTUS REAL ESTATE SECURITIES FUND, INC.

                ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 2001
                                                                      [LOGO]
                                                                   ADVANTUS(TM)
                                                                 FAMILY OF FUNDS


EQUITY


[PHOTO OF STOCK CERTIFICATE]

ADVANTUS REAL ESTATE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE            2

INVESTMENTS IN
SECURITIES                    6

STATEMENT OF ASSETS
AND LIABILITIES               9

STATEMENT OF
OPERATIONS                   10

STATEMENTS OF CHANGES
IN NET ASSETS                11

NOTES TO FINANCIAL
STATEMENTS                   12

INDEPENDENT AUDITORS'
REPORT                       16

FEDERAL INCOME TAX
INFORMATION                  17

SHAREHOLDER SERVICES         18

LETTER FROM THE PRESIDENT

[PHOTO OF WILLIAM N. WESTHOFF]

September 18, 2001

Dear Shareholder:

We have all been saddened and touched by the tragic events that took place during the attack on America on September 11. Our deepest sympathy goes out to all the people affected. I want to assure you that Advantus Capital Management's full staff of investment professionals have been active in the markets on your behalf. Our commitment to protecting the investment you've entrusted with us remains our number one priority.

I am writing this letter one week after the terrorist attacks, and wanted to share some key points with you. Within six days of the disaster, all U.S. capital markets were open and doing business. In each case, reopening was orderly, and although markets were down, there were no panicked, extended selloffs. The stock market, the most volatile of the capital markets, closed down only seven percent on September 17. This speaks volumes for the strength and tenacity of America's equity market.

Shortly before the stock market's reopening, the Federal Reserve announced a 50 basis point (one-half percent) cut in the federal funds rate. Any easing by the Fed is viewed by the stock market as a positive for business, and this easing was especially meaningful. It delivered a clear message that America's central bank, the Federal Reserve, will do whatever is needed to keep liquidity flowing through our financial system. Keep in mind that this was the eighth cut in the fed funds rate this year.

There is compelling evidence about how American markets have reacted in the aftermath of a crisis. While U.S. markets can fluctuate at any time, the markets have almost universally rallied in one to three month periods following events of historical magnitude, such as the attack on Pearl Harbor, the Cuban Missile Crisis, the Iraqi invasion of Kuwait and the Oklahoma City bombing.

Although we expect continued volatility, we are optimistic about the markets. Remember that the U.S. capital markets are by far the deepest and most developed capital markets in the world. This results from having the largest, most productive and resilient economy in the world. We believe that one act of terrorism, as horrific and extreme as it was, will not sidetrack an economic powerhouse the size of the United States. We have complete confidence that the U.S. capital markets will fully recover from this set back. Patience, courage and discipline in these trying times are key to successful investing.

If you have questions or concerns about your Advantus account, please contact your financial advisor or call Advantus Shareholder Services at 800-665-6005. You can also access: www.advantusfunds.com for account information. I want to personally thank you for your continued confidence in Advantus Capital Management and remind you that we are here to help you in any way we can.

Sincerely,

/s/ William N. Westhoff
------------------------------
William N. Westhoff, President
Advantus Funds

ADVANTUS REAL ESTATE SECURITIES FUND

PERFORMANCE OVERVIEW

The Advantus Real Estate Securities Fund+ produced a return of 9.10 percent* for the year ended July 31, 2001. For the same period, the Wilshire Associates Real Estate Securities Index (WARESI)** provided a total return of 12.05 percent.

PERFORMANCE ANALYSIS

The past twelve months were a time of weakening economic fundamentals in the U.S. As the world economy slowed, businesses did not react quickly enough and were saddled with high inventory levels. The slowdown of new production of goods was felt throughout the economy, particularly in the Technology sector. The consumer, while dramatically more cautious, remained a steady contributor to the economy. Seeing the atrophy in the economy, the Fed reacted by lowering the Fed Funds Rate eight times in 2001 for a 350 basis point (3.50 percent) reduction from 6.50 percent to 3.00 percent. The Fed's intent was to provide monetary stimulus that would reignite the economy in the second half of the year.

Real estate stocks faired well in this environment due to the perception that they are safe havens in times of economic uncertainty. Real estate companies derive the vast majority of their income from long-term leases and therefore do not dramatically feel the effect of a weakening economy in the short run. In weak economic environments, investors seek current income in their portfolios. Real Estate Investment Trusts (REITs) carry a significant dividend yield, particularly when compared to other equities and the Treasury market. We see investors continuing to favor real estate stocks due to their high earnings visibility, strong current income component, and steady growth.

During the first six months of the period, the "blue chips" of the sector performed the best as they benefited from capital flows from investors seeking a safe haven with quality companies with plenty of liquidity. After the Fed started making interest rate moves in 2001, it became the year of the dividend. Investor demand became insatiable for high dividend REITs and other companies that were sensitive to interest rate moves (homebuilders and companies with significant amounts of floating rate debt). What was extraordinary was that the companies that performed well in the first half of 2001 were these high dividend names with very poor operating fundamentals - highly contrary to the push toward high quality companies late in 2000.

This changing environment caused us to be rather nimble and creative in the portfolio. We reduced our exposure to those areas with high business economy sensitivity such as hotels and retail, as well as trimming the exposure to markets where technology comprises a large part of the local economy. We reinvested this money into quality companies with higher dividends and deeply discounted valuations. Being active in the market has allowed us to perform well in the second half of this reporting year.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOSEPH BETLEJ]

JOSEPH BETLEJ, CFA
PORTFOLIO MANAGER

The Advantus Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income. Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in real estate and real estate-related securities. Investment risks associated with investing in the Real Estate Fund, in addition to other risks, include sector concentration, rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

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OUTLOOK

We anticipate that the monetary stimulus by the Fed will begin to move the economy forward by year-end, albeit at a slower pace than we had originally planned. Performance in the stocks may be choppy in the interim as operating performance of these companies may reflect the weakness in the economy over the next few quarters. The real estate markets are fortunate that banking regulators pulled in the reigns on construction lenders in mid-2000 by stating that there would be a higher level of scrutiny for real estate loans. This caused a dramatic slowing of the new pipeline of real estate development while the demand for real estate has weakened with the economy, a large increase in supply will not compound the problem, as it has in other recessions. As is our strategy at Advantus, we continue to take opportunities in geographic regions and certain property types that provide better real estate market fundamentals. Since valuations follow growth in real estate cashflow, we favor companies with solid growth prospects that should outperform as the economy strengthens.

We thank you for your confidence in the Advantus Real Estate Securities Team.

[SIDENOTE]

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

+Investment risks associated with investing in the Real Estate Securities Fund, in addition to other risks include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market values.

    COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
      ADVANTUS REAL ESTATE SECURITIES FUND, WILSHIRE ASSOCIATES REAL ESTATE
                    SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A shares of the Advantus Real Estate Securities Fund (February 25, 1999) through July 31, 2001.

AVERAGE ANNUAL TOTAL RETURN:

CLASS A:
  One year                      3.10%
  Since inception (2/25/99)     9.29%

[CHART]

                                        WILLSHIRE ASSOCIATES
                                             REAL ESTATE
                             CLASS A        SECURITIES INDEX         CPI
2/25/1999                    $10,000            $10,000            $10,000
7/31/1999                     $9,904            $10,574            $10,121
7/31/2000                    $11,379            $12,524            $10,486
7/31/2001                    $12,414            $14,032            $10,771

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

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TEN LARGEST STOCK HOLDINGS

                                                     MARKET      % OF STOCK
COMPANY                                  SHARES       VALUE       PORTFOLIO
Equity Office Properties Trust           45,900    $1,377,918       8.3%
Apartment Investment &
   Management Company                    19,020       879,105       5.3%
Prologis Trust                           38,500       816,200       4.9%
P.S. Business Parks, Inc                 22,000       633,600       3.8%
Kimco Realty Corporation                 13,400       627,120       3.8%
Prentiss Properties Trust                22,400       604,800       3.6%
Vornado Realty Trust                     13,900       537,096       3.2%
First Industrial Realty Trust            16,800       527,520       3.2%
General Growth Properties, Inc.          14,500       523,595       3.1%
Extended Stay America, Inc.              36,400       509,600       3.0%
                                                   ----------      ----
                                                   $7,036,554      42.2%
                                                   ==========      ====

[CHART]

Consumer Cyclical                                       5.7%
Real Estate                                             9.4%
Real Estate Investment Trust-Apartments                14.7%
Real Estate Investment Trust-Diversified                6.1%
Real Estate Investment Trust-Hotels                     5.3%
Real Estate Investment Trust-Office Property           24.0%
Real Estate Investment Trust-Shopping Centers          14.0%
Real Estate Investment Trust-Warehouse/Industrial      15.6%
Technology                                              1.3%
Cash and Other Assets/Liabilities                       3.9%

ADVANTUS REAL ESTATE SECURITIES FUND
INVESTMENTS IN SECURITIES
JULY 31, 2001

(Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                       VALUE(a)
COMMON STOCK (96.1%)
   CONSUMER CYCLICAL (5.7%)
     Building Materials (2.0%)
    13,300   Hovnanian
              Enterprises, Inc. (b)       $     196,175
     5,800   Masco Corporation                  146,218
                                          -------------
                                                342,393
                                          -------------
     Lodging-Hotel (2.9%)
    36,400   Extended Stay
              America, Inc. (b)                 509,600
                                          -------------
     Service (.8%)
     6,400   Cendant
              Corporation (b)                   130,240
                                          -------------
   FINANCIAL (89.1%)
     Real Estate (9.4%)
    33,440   Boardwalk Equities,
              Inc. (c)                          257,822
    14,600   Brookfield Properties
              Corporation (c)                   283,970
     5,200   Getty Realty
              Corporation                        84,604
    18,200   Security Capital
              Industrial Trust (b)              374,920
     5,800   St. Joe Company                    170,810
     8,700   Storage USA, Inc.                  311,460
     8,200   TrizechHahn
              Corporation (c)                   148,256
                                          -------------
                                              1,631,842
                                          -------------
     Real Estate Investment Trust-
      Apartments (14.7%)
     3,600   AMLI Residential
              Properties                         84,420
    19,020   Apartment
              Investment &
              Management
              Company                           879,105
    17,500   Archstone
              Communities Trust                 446,425
     4,300   Avalonbay
              Communities, Inc.                 205,755
    12,700   BRE Properties, Inc.               385,572
     6,000   Camden Property
              Trust                             224,700
     6,200   Essex Property
              Trust, Inc.                       315,580
                                          -------------
                                              2,541,557
                                          -------------
     Real Estate Investment Trust-
      Diversified (6.1%)
     7,100   Colonial Properties
              Trust                             211,225
    10,200   Liberty Property
              Trust                             301,920
    13,900   Vornado Realty Trust               537,096
                                          -------------
                                              1,050,241
                                          -------------
     Real Estate Investment Trust-
      Hotels (5.3%)
    10,900   Felcor Suite
              Hotels, Inc.                      236,966
     4,500   Innkeepers USA
              Trust                              52,605
     6,300   Meristar Hospitality
              Corporation                       135,450
    13,700   Starwood Hotels &
              Resorts Worldwide,
              Inc.                              488,953
                                          -------------
                                                913,974
                                          -------------
     Real Estate Investment Trust-
      Office Property (24.0%)
    16,100   Arden Realty, Inc.                 408,940
     7,600   Boston Properties,
              Inc.                              292,980
    45,900   Equity Office
              Properties Trust                1,377,918
    15,500   Highwoods
              Properties, Inc.                  396,025
    11,000   Mack-Cali Realty
              Corporation                       304,700
    17,100   Mission West
              Properties, Inc.                  218,880
    22,400   Prentiss Properties
              Trust                             604,800
    18,400   Reckson Associates
              Realty Corporation                407,560

              See accompanying notes to investments in securities.

                                              MARKET
SHARES                                       VALUE(a)
FINANCIAL--CONTINUED
     2,626   Reckson Associates
              Realty
              Corporation B               $      61,974
     3,100   SL Green Realty
              Corporation                        93,930
                                          -------------
                                              4,167,707
                                          -------------
     Real Estate Investment Trust-
      Shopping Centers (14.0%)
    10,000   Chelsea Property
              Group, Inc.                       479,000
    16,600   Developers
              Diversified Realty
              Corporation                       291,330
     5,600   Federal Realty
              Investment Trust                  120,400
    14,500   General Growth
              Properties, Inc.                  523,595
     3,700   Glimcher Realty
              Trust                              64,158
    13,400   Kimco Realty
              Corporation                       627,120
     9,900   Mid-Atlantic
              Realty Trust                      133,650
     6,800   Simon Property
              Group, Inc.                       192,780
                                          -------------
                                              2,432,033
                                          -------------
   Real Estate Investment Trust-
      Warehouse/Industrial (15.6%)
    17,600   AMB Property
              Corporation                       440,000
    14,000   Cabot Industrial
              Trust                             294,000
    16,800   First Industrial
              Realty Trust                      527,520
    22,000   P.S. Business
              Parks, Inc.                       633,600
    38,500   Prologis Trust                     816,200
                                          -------------
                                              2,711,320
                                          -------------
   TECHNOLOGY (1.3%)
     Computer Networking (.6%)
     3,900   Homestore.com,
              Inc. (b)                          107,640
                                          -------------
     Computer Services & Software (.3%)
     2,100   Manugistics
              Group, Inc. (b)                    45,591
                                          -------------
     Computer Systems (.4%)
     2,300   Manhattan
              Associates, Inc. (b)               72,059
                                          -------------
Total common stock
(cost: $15,543,726)                          16,656,197
                                          -------------

              See accompanying notes to investments in securities.

                                                                                           MARKET
SHARES                                                                                    VALUE(a)
SHORT-TERM SECURITIES (3.1%)
   130,089   Federated Prime Obligation Fund, current rate 3.860%                      $     130,089
   335,235   Provident Institutional Fund-TempFund Portfolio, current rate 3.860%            335,235
    69,696   Wells Fargo & Company-Cash Investment Fund I, current rate 3.950%                69,696
                                                                                       -------------
             Total short-term securities (cost: $535,020)                                    535,020
                                                                                       -------------
             Total investments in securities (cost: $16,078,746) (d)                   $  17,191,217
                                                                                       =============

Notes to Investments in Securities
----------------------------------
(a)  Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  The Fund held 4.0% of net assets in foreign securities as of July 31, 2001.
(d)  At July 31, 2001 the cost of securities for federal income tax purposes was
     $16,203,040. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                     $   1,179,866
     Gross unrealized depreciation.                                                         (191,689)
                                                                                       -------------
     Net unrealized appreciation                                                       $     988,177
                                                                                       =============

                 See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2001

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $16,078,746)(a)                            $17,191,217
Receivable for Fund shares sold                                                    179,542
Receivable for investment securities sold                                          306,695
Accrued interest receivable                                                          2,490
Dividends receivable                                                                   585
Collateral for securities loaned (note 5)                                        2,356,143
                                                                               -----------
     Total assets                                                               20,036,672
                                                                               -----------
                                  LIABILITIES
Payable for investment securities purchased                                        322,832
Payable to Adviser                                                                  21,704
Other payables                                                                          85
Payable upon return of securities loaned (note 5)                                2,356,143
                                                                               -----------
     Total liabilities                                                           2,700,764
                                                                               -----------
Net assets applicable to outstanding capital stock                             $17,335,908
                                                                               ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   and 8 billion shares unallocated) of $.01 par value                         $    14,858
   Additional paid-in capital                                                   15,093,963
   Accumulated net realized gains from investments                               1,114,616
   Unrealized appreciation on investments                                        1,112,471
                                                                               -----------
     Total - representing net assets applicable to outstanding capital stock   $17,335,908
                                                                               ===========

Net assets applicable to outstanding Class A shares                            $17,335,908
                                                                               ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 1,485,824                                      $     11.67
                                                                               ===========

(a)  Includes securities on loan of $2,215,947.


                See accompanying notes to financial statements.

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2001

Investment income:
   Interest                                                                $    24,608
   Dividends                                                                   772,686
   Income for securities lending activities                                        653
                                                                           -----------
       Total investment income                                                 797,947
                                                                           -----------
Expenses (note 4):
   Investment advisory fee                                                     103,301
   Rule 12b-1 fees - Class A                                                    34,433
   Administrative services fee                                                  61,200
   Transfer agent fees                                                           2,843
   Custodian fees                                                               12,536
   Auditing and accounting services                                              7,996
   Legal fees                                                                    6,628
   Directors' fees                                                                 277
   Registration fees                                                            18,444
   Printing and shareholder reports                                             23,101
   Insurance                                                                     1,380
   Other                                                                         1,357
                                                                           -----------
       Total expenses                                                          273,496
                                                                           -----------

   Less fees and expenses waived or absorbed by Adviser and Distributor:
     Class A Rule 12b-1 fees                                                   (20,660)
     Other waived fees                                                         (46,235)
                                                                           -----------
       Total fees and expenses waived or absorbed                              (66,895)
                                                                           -----------
       Total net expenses                                                      206,601
                                                                           -----------
       Investment income - net                                                 591,346
                                                                           -----------

Realized and unrealized gains (losses) on investments:
   Net realized gains on investments (note 3)                                1,369,807
   Net change in unrealized appreciation or depreciation on investments       (615,603)
                                                                           -----------
       Net gains on investments                                                754,204
                                                                           -----------
Net increase in net assets resulting from operations                       $ 1,345,550
                                                                           ===========

                 See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                      FOR THE YEARS ENDED JULY 31, 2001 AND 2000

                                                                         2001            2000
                                                                    ------------    ------------
Operations:
   Investment income - net                                          $    591,346    $    346,966
   Net realized gain (loss) on investments                             1,369,807        (231,575)
   Net change in unrealized appreciation or depreciation
     on investments                                                     (615,603)      1,623,178
                                                                    ------------    ------------
       Increase in net assets resulting from operations                1,345,550       1,738,569
                                                                    ------------    ------------

Distributions to shareholders from:
   Investment income - net:
     Class A                                                            (630,000)       (332,000)
   Net realized gains on investments:
     Class A                                                                  --         (21,650)
                                                                    ------------    ------------
       Total distributions                                              (630,000)       (353,650)
                                                                    ------------    ------------

Capital share transactions (notes 4 and 6):
   Proceeds from sales:
     Class A                                                           6,869,380       5,339,422
   Proceeds from issuance of shares as a result of
     reinvested dividends:
     Class A                                                             351,840         122,273
   Payments for redemption of shares:
     Class A                                                          (2,304,948)     (1,255,437)
                                                                    ------------    ------------
       Increase in net assets from capital share transactions          4,916,272       4,206,258
                                                                    ------------    ------------
       Total increase in net assets                                    5,631,822       5,591,177
Net assets at beginning of year                                       11,704,086       6,112,909
                                                                    ------------    ------------
Net assets at end of year (including undistributed net investment
   income of $0 and $19,904, respectively)                          $ 17,335,908    $ 11,704,086
                                                                    ============    ============

                 See accompanying notes to financial statements.

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001


(1)      ORGANIZATION

         Advantus Real Estate Securities Fund, Inc. (the Fund) was incorporated on September 25, 1998. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek total return through a combination of capital appreciation and current income.

         The Fund currently issues one class of shares (Class A). Class A shares are sold subject to a front-end sales charge.

         The Fund commenced operations on February 1, 1999. On February 25, 1999, the shares became effectively registered under the Securities Exchange Act of 1933. Prior to February 25, 1999, Minnesota Life cumulatively purchased 514,002 Class A shares for $5,150,000.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Fund are summarized as follows:

     USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

     INVESTMENTS IN SECURITIES

         The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

         Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

     FEDERAL TAXES

         The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

         Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains were recorded by the Fund.

         The Fund may elect to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended July 31, 2001, would reduce net realized gains for tax purposes.

         On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $18,750, decrease accumulated net realized gains by $12,174 and decrease additional paid-in capital by $6,576.

     DISTRIBUTIONS TO SHAREHOLDERS

         Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually. For federal income tax purposes, the Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

(3)      INVESTMENT SECURITY TRANSACTIONS

         For the year ended July 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $27,726,115 and $23,162,800 respectively.

(4)      EXPENSES AND RELATED PARTY TRANSACTIONS

         The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital acts as investment adviser and manager for the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .75 percent.

         The Fund has adopted a Plan of Distribution applicable to Class A shares, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .10 percent. Securian waived Class A Rule 12b-1 fees in the amount of $20,660 for the year ended July 31, 2001.

         The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

         The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, and other miscellaneous expenses.

         The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee is equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.50% of Class A average daily net assets. During the year ended July 31, 2001, Advantus Capital voluntarily agreed to absorb $46,235 in expenses which were otherwise payable by the Fund.

         For the year ended July 31, 2001, sales charges received by Securian for distributing the Fund's Class A shares amounted to $3,991.

         As of July 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                             NUMBER OF SHARES      PERCENTAGE OWNED
Class A                          1,450,502               97.6%

         Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,098.

(5)      SECURITIES LENDING CONTRACTS

         To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At July 31, 2001, the collateral has been invested in cash equivalents and repurchase agreements and must be 102 percent of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At July 31, 2001, securities valued at $2,215,947 were on loan to brokers and the Fund had $2,356,143 in cash as collateral.

(6)      CAPITAL SHARE TRANSACTIONS

         Transactions in Class A shares for the year ended July 31, 2001, and 2000 were as follows:

                                                            CLASS A
                                                       2001         2000
Sold                                                  621,574      562,429
Issued for reinvested distributions                    32,451       12,827
Redeemed                                             (210,066)    (130,058)
                                                     --------     --------
                                                      443,959      445,198
                                                     ========     ========

(7)      NEW ACCOUNTING PRONOUNCEMENT

         In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Adopting the revised guide is not expected to have a significant impact on the Fund's financial position, results of operation or changes in its net assets.

(8)      FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock and selected information for each period are as follows:

                                                                             CLASS A
                                                                                         PERIOD FROM
                                                                                         FEBRUARY 25,
                                                                                          1999(d) TO
                                                              YEAR ENDED JULY 31,          JULY 31,
                                                               2001           2000           1999
Net asset value, beginning of year                          $    11.23     $    10.25     $   10.02
                                                            ----------     ----------     ---------
Income from investment operations:
  Net investment income                                            .51            .43           .18
  Net gains on securities (both realized and unrealized)           .47           1.00           .31
                                                            ----------     ----------     ---------
   Total from investment operations                                .98           1.43           .49
                                                            ----------     ----------     ---------
Less distributions:
  Dividends from net investment income                            (.54)          (.41)         (.18)
  Distributions from net realized gains                             --           (.04)           --
  Excess distributions of net investment income                     --             --          (.08)
                                                            ----------     ----------     ---------
   Total distributions                                            (.54)          (.45)         (.26)
                                                            ----------     ----------     ---------
Net asset value, end of year                                $    11.67     $    11.23     $   10.25
                                                            ==========     ==========     =========
Total return (a)                                                  9.10%         14.89%         4.78%
Net assets, end of year (in thousands)                      $   17,336     $   11,704     $   6,113
Ratio of expenses to average daily net assets (c)                 1.50%          1.50%         1.50%(b)
Ratio of net investment income to average
  daily net assets (c)                                            4.29%          4.26%         4.09%(b)
Portfolio turnover rate (excluding short-term securities)        173.1%         116.8%         51.5%

------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c) The Fund's Distributor and Adviser voluntarily waived and absorbed $66,895, $99,980 and $49,930 in expenses for the years ended July 31, 2001 and 2000 and the period from February 25, 1999, date shares were effectively registered, to July 31, 1999, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.99%, 2.72% and 3.49%, respectively, and the ratio of net investment income to average daily net assets would have been 3.81%, 3.04% and 2.10%, respectively.

(d)  Date shares were effectively registered.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Real Estate Securities Fund, Inc.:

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Real Estate Securities Fund, Inc. (the Fund) as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from February 25, 1999, date shares were effectively registered, to July 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2001, and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                        KPMG LLP

Minneapolis, Minnesota
September 5, 2001

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                    FEDERAL INCOME TAX INFORMATION - (UNAUDITED)

         The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.


CLASS A

                                                                                           PER
PAYABLE DATE                                                                              SHARE
Income distribution - taxable as dividend income, .96% qualifying for deductions by corporations
September 21, 2000                                                                        $.0327
December 21, 2000                                                                          .5069
                                                                                          ------
                                                                                          $.5396
                                                                                          ------
                                                                                          ------

SHAREHOLDER SERVICES

         The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $13.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]
                                  ADVANTUS(TM)
                                 FAMILY OF FUNDS

                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838

SECURIAN FINANCIAL SERVICES, INC.                             PRESORTED STANDARD
400 ROBERT STREET NORTH                                       U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                               PERMIT NO. 3547


ADDRESS SERVICE REQUESTED







F.53979 Rev. 9-2001